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                     U.S. Securities and Exchange Commission
                             Washington, D. C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): May 1, 2001

                           LAIDLAW GLOBAL CORPORATION
             (Exact Name of Registrant as specified in its charter)


          Delaware                   33-37203-D               13-4093923
(State or other jurisdiction      (Commission File           (IRS Employer
     of Incorporation)                 Number)           Identification Number)


                       100 Park Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code (212) 376-8800


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Item 5. Other Events

Larry Horner has been elected Chairman Emeritus of the Company; Roger Bendelac Chairman and Chief Executive Officer; and Harit Jolly, President and Chief Operating Officer.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LAIDLAW GLOBAL CORPORATION

June 4, 2001                              By: /s/ Roger Bendelac
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                                            Roger Bendelac,
                                            Chairman